Investor Presentation Delek Logistics Partners March 2024 Exhibit 99.1

2 Forward Looking Statement Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; risks and uncertainties related to the integration by Delek Logistics of the Delaware Gathering business following its acquisition; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, gathering, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Midland Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation.

3 Ownership Structure Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 72.7% interest 34.3 million common limited partner units (1) Non-economic ownership interest (1) Ownership as of 3/12/2024 100% 27.3% interest 12.9 million common limited partner units(1) Delek US Holdings, Inc. NYSE: DK Delek Logistics GP, LLC (the General Partner) 100%

4 Asset Overview: Premium Midland Footprint

Gathering & Processing Wholesale Marketing & Terminalling Storage & Transportation Pipeline Joint Ventures Includes pipelines, trucks, which provide crude oil gathering and natural gas gathering and processing, water disposal and recycling and storage services, as well as crude oil, intermediate and refined products transportation ~240-mile Gathering System in the Midland Basin with 65 tank battery connections and terminals with total storage capacity of ~400,000 barrels ~804 miles 1 of crude and product transportation pipelines ~510 miles of pipelines in Delaware Gathering Business with 88 MMcf/d of natural gas processing capacity, 140 MBbl/d of crude gathering capacity, 120 MBbl of crude storage capacity and 220 MBbl/d of water disposal capacity G&P assets are integrated with pipeline assets in support of DK’s refining operations in Tyler, El Dorado and Big Spring, as well as third parties Terminalling services for 3rd parties and DK Wholesale and Marketing business in West Texas 9 light product terminals in Texas, Tennessee and Arkansas Approximately 1.2 million barrels of shell capacity Markets 100% of refined products output of Tyler refinery in East Texas and Big Spring refinery in West Texas Owns ~100 miles of product pipelines in West Texas • Connects Abilene and San Angelo, TX terminals to Magellan Orion Pipeline Storage facilities with 10.0 million barrels of shell capacity Rail offloading facilities Trucks and ancillary assets Provides crude oil, intermediate and refined products transportation / storage services, primarily in support of Delek Holdings' refining operations in Tyler, Texas, El Dorado, Arkansas and Big Spring, Texas 3rd party crude transportation Three joint ventures with strategic connections to Cushing, Permian, and other key exchange points with MVC commitments RIO (33% Ownership) • JV with MPLX • 109 mile crude pipeline completed in 2016 Caddo (50% Ownership) • JV with Plains Pipeline LP • 80 mile crude pipeline completed in 2017 Red River (33% Ownership) • JV with Plains Pipeline LP • 16 inch crude oil pipeline with expansion project completed in October 2020 Segment Overview 5 (1) Includes approximately 240 miles of leased pipeline capacity

Investment Overview: *Delek Logistics (NYSE: DKL) - FY 2023*

Overview	• Gathering & Processing third-party revenues up 33% vs FY 2022 • 4Q23 Minimum Volume Commitments (MVC) gross margin performance up ~20% year-over-year • Current distribution: $1.055/LP unit qtr.; $4.22/LP unit annualized[2]; ~10% current yield[3]
2023 Highlights	• Adj. EBITDA of $385.1 million [1] • Net Income of $126.2 million, net cash from operating activities of $225.3 million • Distributable Cash Flow $248.2 million[1]
Financial Strength	• $269.5 million of unused credit facility, $70.0 million availability under Related Party Revolving Credit Facility and $3.8 million of cash as of December 31, 2023 • DCF coverage ratio of 1.37x ; Leverage ratio of ~4.34x [4] as of December 31, 2023 • Focused on maintaining strong coverage and improving leverage ratio to less than 4x
Strategic Initiatives	• Growing Permian Gathering System based on accelerating producer activity • Expanding business development efforts throughout all three commodities • Increasing 3rd party business to reduce sponsor dependency

(1) See Reconciliation in Appendix (2) Annualized distribution based on quarterly distribution for quarter ended December 31st; (3) Pricing as of 3/8/2024 (4) Leverage ratio based on last 12 months ("LTM") EBITDA as defined by credit facility covenants and disclosed in the earnings release

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7 Cash Flows: Stability and Diversification Gross Margin ($’s in millions) Annual Net Revenues • 2023 Minimum Volume Commitments (MVC) gross margin performance up 24% year-over-year • ~80% of 2023 gross margin from MVC • 2023 MVC gross margin supported by 23% increase in 3rd party gross year-over-year 56% 44% • Approximately half of DKL's net revenues are from third parties1 • Continue to focus on growing third party revenues ◦ Gathering & Processing third-party revenues up 33% vs FY2022 (1) Based on FY 2023 $316 $395 $488

8 2023 Adj. EBITDA Results by Segment ($’s in millions) Gathering and Processing Wholesale Marketing and Terminalling Storage and Transportation Investments in Pipeline Joint Ventures Corporate $214.3 $106.5 $63.9 $31.4 $(31.0) Adj. EBITDA: 2023 vs 20221 $MM’s $311.9 $39.1 $23.4 $7.6 $(0.3) $3.4 $385.1 2022 Adj. EBITDA Gathering and Processing Wholesale Marketing and Terminalling Storage and Transportation Investments in Pipeline Joint Ventures Corporate 2023 Adj. EBITDA (1) See reconciliation in appendix

Distributable Cash Flows (DCF)1 ($’s in millions) Financial Strength: Growing Cash Flows Net Income and EBITDA Performance1 ($’s in millions) (1) See reconciliation in appendix 9

Financial Strength: Strong and Stable Distributions Distribution Per Unit 10 DCF Coverage Ratio 21% Growth Rate

• On March 13, 2024 Delek Logistics closed on a follow-on offering of $650 million of 8.625% Senior Notes due 2029. The 2025 Senior Notes and Term Loan are in the process of being retired through the use of proceeds raised from the 2029 Senior Notes. • The transaction significantly extends our debt maturity profile. Transaction Summary 11 (1) Indebtedness excludes unamortized discount and deferred financing costs (2) Adjusted for 2029 Senior Notes which closed on March 13, 2024 (3) Based on 43.6 million units (before equity offering) or 47.2 million units (after equity offering) and $40.68 per unit as of 3/22/2024 (4) Total commitments inclusive of $1,050 million Revolving Credit Facility and $70 million Related Party Revolving Credit Facility (5) Adjusted for underwritten public offering of 3.6 million DKL units which closed on March 12, 2024

Financial Flexibility: Optimizing the Balance Sheet 12 (1) Leverage Ratio is presented as of December 31st of each year based on LTM EBITDA as defined by credit facility covenants and disclosed in the earnings release. (2) The Pro Forma Leverage Ratio reflects the proceeds from the underwritten offering of DKL units which closed on March 12, 2024 as if the transaction had closed on December 31, 2023. (3) Debt Maturity Profile reflects the issuance of $650 million of senior notes due 2029 on March 13, 2024, and accompanying redemption of senior notes due 2025. Leverage Ratio1,2 Debt Maturity Profile3

Appendix

Duration of Contracts as of 4Q23 Multi-Year MVC Contracts Contract Highlights • Less than 1 year primarily includes contracts with DK for assets supporting Tyler and El Dorado refineries, negotiations anticipated in 1H24 • The Lion/SALA Gathering System is supported by a long-term contract with three take-or-pay commitments ▪ Crude oil transportation: 46kbpd MVC ▪ Refined products transportation: 40kbpd MVC ▪ Crude oil gathering: 14kbpd MVC • East Texas wholesale marketing agreement with DK: 50kbpd MVC • Big Spring wholesale marketing agreement with DK: 65kbpd MVC • DPG contractual throughput volume: 135kbpd MVC 5% 20% 20% 14

Segment EBITDA Reconciliation

	Year Ended December 31, 2023					
	Gathering and Processing	Wholesale Marketing and Terminalling	Storage and Transportation	Investments in Pipeline Joint Ventures	Corporate and Other	Consolidated
Net revenues:						
Affiliate	$ 212,537	$ 218,997	$ 132,269	$ —	$ —	$ 563,803
Third party	$ 158,573	$ 286,704	$ 11,329	$ —	$ —	$ 456,606
Total revenue	$ 371,110	$ 505,701	$ 143,598	$ —	$ —	$ 1,020,409
Segment EBITDA	$ 199,463	$ 106,512	$ 63,850	$ 31,424	$ (30,969)	$ 370,280
Impairment of goodwill	$ 14,848	$ —	$ —	$ —	$ —	$ 14,848
Segment Adjusted EBITDA	$ 214,311	$ 106,512	$ 63,850	$ 31,424	$ (30,969)	$ 385,128
Depreciation and amortization	$ 72,181	$ 7,055	$ 9,839	$ —	$ 3,309	$ 92,384
Amortization of customer contract intangible	$ —	$ 7,211	$ —	$ —	$ —	$ 7,211
Interest expense, net	$ —	$ —	$ —	$ —	$ 143,244	$ 143,244
Income tax expense						$ 1,205
Net income						$ 126,236
Capital spending	$ 74,683	$ 2,111	$ 4,548	$ —	$ —	$ 81,342

	Year Ended December 31, 2022					
	Gathering and Processing	Wholesale Marketing and Terminalling	Storage and Transportation	Investments in Pipeline Joint Ventures	Corporate and Other	Consolidated
Net revenues:						
Affiliate	$ 185,845	$ 173,084	$ 120,482	$ —	$ —	$ 479,411
Third party	119,582	$ 415,800	$ 21,614	$ —	$ —	$ 556,996
Total revenue	$ 305,427	$ 588,884	$ 142,096	$ —	$ —	$ 1,036,407
Segment EBITDA	$ 175,250	$ 83,098	$ 56,269	$ 31,683	$ (34,363)	$ 311,937
Depreciation and amortization	47,206	$ 6,308	$ 8,591	$ —	$ 883	$ 62,988
Amortization of customer contract intangible	—	$ 7,211	$ —	$ —	$ —	$ 7,211
Interest expense, net	—	$ —	$ —	$ —	$ 82,304	$ 82,304
Income tax benefit						$ 382
Net income						$ 159,052
Capital spending	$ 122,594	$ 1,548	$ 6,528	$ —	$ —	$ 130,670

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Annual EBITDA Reconciliation 16 Reconciliation of Amounts Reported Under U.S. GAAP (Unaudited) (In thousands) Year Ended December 31, 2019 2020 2021 2022 2023 Reconciliation of Net Income to EBITDA: Net income $ 96,749 $ 159,256 $ 164,822 $ 159,052 $ 126,236 Add: Income tax expense (benefit) $ 967 $ 223 $ 153 $ 382 $ 1,205 Depreciation and amortization $ 26,701 $ 35,731 $ 42,770 $ 62,988 $ 92,384 Amortization of marketing contract intangible $ 7,211 $ 7,211 $ 7,211 $ 7,211 $ 7,211 Interest expense, net $ 47,328 $ 42,874 $ 50,221 $ 82,304 $ 143,244 EBITDA $ 178,956 $ 245,295 $ 265,177 $ 311,937 $ 370,280 Impairment of goodwill $ — $ — $ — $ — $ 14,848 Adjusted EBITDA $ 178,956 $ 245,295 $ 265,177 $ 311,937 $ 385,128

Annual Reconciliation of Distributable Cash Flow

Delek Logistics Partners, LP
Reconciliation of Amounts Reported Under U.S. GAAP
(In thousands)

	Year Ended December 31, 2019	2020	2021	2022	2023
Reconciliation of net cash from operating activities to distributable cash flow:					
Net cash provided by operating activities	$ 130,399	$ 193,016	$ 275,162	$ 192,168	$ 225,319
Changes in assets and liabilities	$ (571)	$ 19,777	$ (51,429)	$ 49,423	$ 29,474
Non-cash lease expense	$ (193)	$ —	$ (9,652)	$ (16,254)	$ (9,549)
Distributions from equity method investments in investing activities	$ 804	$ 2,741	$ 8,774	$ 1,737	$ 9,002
Regulatory capital expenditures not distributable	$ (8,569)	$ —	$ (8,232)	$ (9,684)	$ (7,272)
Reimbursement from (refund to) Delek for capital expenditures	$ 5,828	$ 263	$ 1,913	$ 1,176	$ 1,280
Accretion of asset retirement obligations	$ (397)	$ (427)	$ (461)	$ (596)	$ (705)
Deferred income taxes	$ (496)	$ (401)	$ (353)	$ (5)	$ (638)
Gain (loss) on disposal of assets	$ 197	$ 66	$ 59	$ 114	$ 1,266
Distributable Cash Flow	$ 127,002	$ 207,664	$ 215,781	$ 218,079	$ 248,177
Transaction costs	$ —	$ —	$ —	$ 10,604	$ —
Distributable Cash Flow, as adjusted (1)	$ 127,002	$ 207,664	$ 215,781	$ 228,683	$ 248,177

(1) Distributable cash flow adjusted to exclude transaction costs associated with Delaware Gathering Acquisition.

Delek Logistics Partners, LP
Distributable Coverage Ratio Calculation
(In thousands)

	Year Ended December 31, 2019	2020	2021	2022	2023
Distributions to partners of Delek Logistics, LP					
Limited partners' distribution on common units	$ 83,873	$ 127,070	$ 164,484	$ 172,933	$ 181,344
General partner's distributions	$ 1,711	986	—	—	—
	$ 31,781	17,632	—	—	—
Total distributions to be paid	$ 117,365	$ 145,688	$ 164,484	$ 172,933	$ 181,344
Distributable cash flow	$ 127,002	$ 207,664	$ 215,781	$ 218,079	$ 248,177
Distributable cash flow coverage ratio (1)	1.08x	1.43x	1.31x	1.26x	1.37x
Distributable cash flow, as adjusted (2)	127,002	207,664	215,781	228,683	248,177
Distributable cash flow coverage ratio, as adjusted (3)	1.08x	1.43x	1.31x	1.32x	1.37x

(1) Distributable cash flow coverage ratio is calculated by dividing distributable cash flow by distributions to be paid in each respective period.
(2) Distributable cash flow adjusted to exclude transaction costs associated with the Delaware Gathering Acquisition.
(3) Distributable cash flow coverage ratio, as adjusted is calculated by dividing distributable cash flow, as adjusted for transaction costs by distributions to be paid in each respective period

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